U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                              (Amendment No. 2)


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): April 24, 2003


                         FREESTAR TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


                                       Nevada
            (State or jurisdiction of incorporation or organization)


                                       0-28749
                              (Commission File Number)


                                     88-0446457
                    (I.R.S. Employer Identification Number)


   Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                           Dominican Republic
                 (Address of principal executive offices)

            Registrant's telephone number:  (809) 503-5911


           Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On April 24, 2003, the Registrant announced in an amended press release (see Exhibit 99.2 to this Form 8-K) that it had entered into a Letter Agreement, dated April 24, 2003 ("Letter Agreement"), which set forth the terms and conditions of the acquisition of all of the outstanding capital stock of the Registrant by FreeStar Acquisition Corporation, a privately-held company ("Acquiror"), by means of a reverse subsidiary merger, for the sum of $74,480,000 (see Exhibit 2 to this Form 8-K). As contemplated by the Letter Agreement, the Registrant would become a direct, wholly owned subsidiary of the Acquiror.

     On July 29, 2003, the Registrant announced in a press release that it had terminated negotiations with the Acquiror and Hans Thulin, its principal, concerning the proposed acquisition of all the stock of the Registrant by means of a cash merger (see Exhibit 99.3 to this Form 8-K/A). The Registrant's board of directors determined that the proposed transaction was being restructured in a manner deemed to be inadvisable and not in the best interests of its stockholders.

     At 12:00 p.m. Eastern Daylight Time on July 29, 2003, Paul Egan, the Registrant's president, conducted a conference call and webcast to discuss this matter (see Exhibit 99.4 to this Form 8-K/A).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: August 5, 2003                  By: /s/ Paul Egan
                                       Paul Egan, President

                                   EXHIBIT INDEX

Number                             Description

2     Letter Agreement, dated April 24, 2003, from FreeStar
      Acquisition Corporation to the Registrant, and consented to by Paul Egan, Ciaran Egan and Fionn Stakelum (including the
      Performance Guarantee) (incorporated by reference to
      Exhibit 2 of the Form 8-K filed on April 24, 2003).

10    Option to Purchase 10,000,000 Shares of Common Stock, dated
      April 24, 2003, issued by the Registrant to Phaeton
      Investments Limited (incorporated by reference to Exhibit
      10 of the Form 8-K filed on April 24, 2003).

99.1  Press Release issued on April 24, 2003 by the Registrant
      (incorporated by reference to Exhibit 99 of the Form 8-K filed on April 24, 2003).

99.2 Press Release issued by the Registrant at 7:37 p.m. on April 24, 2003 (incorporated by reference to Exhibit 99.2 of the Form 8-K/A filed on April 25, 2003).

99.3  Press Release issued by the Registrant on July 29, 2003
      (see below).

99.4  Text of conference call held on July 29, 2003 (see below).